SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") dated May 21, 1999, is
made   between   The  Exploration  Company  of  Louisiana,   Inc.
("Grantor") and Mitch Leigh ("Lender"), who agree as follows:

                            Recitals

     1. XCL Land, Ltd. ("XCL Land") is or will be indebted unto the Lender for loans made or to be made and evidenced by certain notes, including, but not limited to that certain Promissory Note by XCL Land payable to the order of Lender dated of even date herewith (the "Note").

     2. The making of such loans will be of substantial benefit to the Grantor, and, consequently, in order to secure the full and punctual payment and performance of the Indebtedness as defined herein, the Grantor has agreed to execute and deliver this Agreement and to pledge, deliver and grant a continuing security interest in and to the Collateral (as hereafter defined).

                            AGREEMENT

     NOW, THEREFORE, in consideration of the premises, the Grantor and the Lender agree as follows:

     Section 2.     Definitions.

          1. The terms "Agreement," "Grantor," "Lender," "Note," and "XCL Land" shall have the meanings indicated above.

          2. As used in this Agreement, the following terms shall have the following meaning:

          "Event of Default" shall have the meaning defined in the Note.

          "General Intangibles" has the meaning given to it in the UCC.

           "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, the Grantor shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.
          "New Funds" means funds advanced to Borrower on or after November 6, 1998 through the purchase of Units or otherwise up to the aggregate outstanding principal amount of $6,200,000.

          "Permitted Liens" means (i) the Security Interests and any other Liens created, assumed or existing with respect to the Collateral in favor of Lender or in favor of any other purchaser of Units or other provider of New Funds to XCL Land (provided that the Liens in favor of such other persons do not cause the percentage stated in Sections 2(A)(1) and 2(A)(2) hereof to be less than the percentage of total New Funds provided by Lender) and (ii) any other Liens permitted by Lender in writing to be created or assumed or to exist with respect the Collateral.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

          "Proceeds" has the meaning giving to it in the UCC.

          "Security Interests" means the security interests in the Collateral and Proceeds granted hereunder in favor of Lender securing the Indebtedness.

          "Subscription Agreement" means that certain Subscription Agreement dated May 21, 1999 by and between XCL
Land, Lender and XCL Ltd. and any subsequent subscription agreement for additional Units entered into between the same parties.

          "UCC" means the Uniform Commercial Code, Commercial Laws - Secured Transactions (Louisiana Revised Statutes 10:9-101 through :9-605) in the State of Louisiana, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Louisiana, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "Units"  has  the  meaning defined in the  Subscription
Agreement.

     Section 3.     Security Interest.

          1. To secure the full and punctual payment and performance of all present and future amounts, liabilities, obligations and indebtedness of XCL Land to the Lender, including, without limitation all promissory notes (including, but not limited to the Note) heretofore or hereafter executed by XCL Land, in principal, interest, deferral and delinquency charges as therein stipulated, whether such amounts, liabilities, obligations and indebtedness be liquidated or unliquidated, now existing or hereafter arising (collectively, the "Indebtedness"), the Grantor hereby pledges, pawns, transfers and grants to the Lender a continuing security interest in and to all of the following property of the Grantor, whether now owned or existing or hereafter acquired or arising (collectively the "Collateral"):

          (1) 7.41% of Grantor's now owned or hereafter acquired partnership interest (the "Partnership Interest") (which Partnership Interest is currently a limited partner interest) in L.M. Holding Associates, L.P., a Louisiana Partnership in Commendam (the "Partnership"), which Partnership was created by that certain Agreement of Limited Partnership dated May 27, 1991, as amended by amendments filed with the Louisiana Secretary of State on February 25, 1993, August 19, 1994, September 1, 1994, October 7, 1994 and January 8, 1997 (the "Partnership Agreement");

          (2) 7.41% of any and all monies and other distributions (cash or property), allocations or payments made or to be made to Grantor pursuant to the Partnership Agreement or attributable to the Partnership Interest;

          (3) all General Intangibles related in any way to the collateral described in clauses 1 or 2 above; and

          (4) all Proceeds and products of all or any of the collateral described in clauses 1-3 above.

          2. The security interests are granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Grantor with respect to any of the Collateral or any transaction in connection therewith.

     Section 4. Delivery of Collateral if Ever Represented by Certificates. If the Partnership Interest is ever represented by a certificate of interest or any similar document, the Borrower will immediately deliver such certificate or document to the Lender or to an agent that Lender and all other holders of security interests in Grantor's Partnership Interest have agreed shall hold the certificate or document on their behalf.

     Section 5. No Liens. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than Grantor) asserting any claim thereto or security interest therein, except that Lender or its designee may have possession of Collateral as contemplated hereby. Except with respect to Permitted Liens, the Liens granted pursuant to this Agreement constitute perfected first priority Liens on the Collateral in favor of the Lender.

     Section 6. No Conflict. The Grantor has not performed any acts or signed any agreements which might prevent the Lender from enforcing any of the terms of this Agreement or which would limit the Lender in any such enforcement.

     Section 7. Name. The full name of Grantor is as it appears on page 1 of this Agreement.

     Section 8. Federal Taxpayer Number. The federal taxpayer identification number of Grantor is as follows: 72-1123077.

     Section 9. Chief Executive Office. The chief executive office of Grantor is 110 Rue Jean Lafitte, Lafayette, Louisiana
70505.

     Section 10. Location of Collateral. Grantor will keep and maintain all books or records relating to any of the Collateral at its chief executive office.

     Section 11. Filing Location. When a UCC financing statement has been filed in the offices of a Louisiana Clerk of Court of any parish other than Orleans (or in the case of Orleans Parish, with the Recorder of Mortgages), the Security Interests shall constitute perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens except for the Permitted Liens and rights of others therein to the extent that such priority is afforded by the UCC.

     Section 12.    Title.  Grantor has good and merchantable title to
the   Collateral,   free   of  Liens  except   Permitted   Liens.
Furthermore, Grantor has not heretofore conveyed or agreed to convey or encumber any Collateral in any way, except in favor of Lender or other holders of Permitted Liens. Lender understands and agrees, however, that Grantor has granted a security interest in all of its Partnership Interest in the Partnership (other than the percentage of its Partnership Interest covered hereby) to those persons or entities who have previously purchased Units or provided other New Funds. Lender further agrees and acknowledges that in the event that additional Units are sold or additional
New Funds are provided to XCL Land after the date hereof by persons other than Lender and secured by partnership interests in L.M. Holding, Lender will immediately upon demand by XCL Land
(one or more times, as appropriate) execute amendments to this Agreement releasing a percentage of the Grantor's Partnership Interest sufficient to allocate the security interests in the partnership interest of L.M. Holding among the Unit holders or other providers of New Funds on a proportionate basis (provided that no reduction in such security interest need be made with respect to amounts of New Funds in excess of an aggregate of $6,200,000 principal outstanding).

     Section 13. Incorporation and Existence. Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate the Collateral and to conduct the business in which it is currently engaged.

     Section 14. No Consents or Approvals. Except for those filings and registrations required to perfect the Liens created by this Agreement, the Grantor is not required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any governmental authority or any other Person in connection with the execution and delivery of this Agreement and the granting and perfection of the Security Interests pursuant to this Agreement.

     Section 15. Due Execution; Binding Obligation. This Agreement has been duly executed and delivered on behalf of the Grantor, and this Agreement constitutes a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or
similar  laws  affecting the enforcement  of  creditors'   rights
generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

     Section 16. No Conflicts. The execution, delivery and performance of this Agreement will not (I) result in any violation of or be in conflict with or constitute a default under any terms of any agreement, contract, statute, regulation, law or ordinance; (ii) have a material adverse effect on the Collateral;
(iii) materially adversely affect the ability of Grantor to perform its obligations under this Agreement or the Note, or
(iv) result in the creation of any Lien upon any of the properties or revenues of Grantor other than the Liens in favor of the Lender created pursuant to this Agreement.

     Section 17. Voting Rights. Notwithstanding the security interest granted hereby and whether or not an Event of Default (as defined in the Note) shall have occurred, the Grantor shall have the exclusive right to exercise all voting and other rights under the Partnership Agreement until such time (if and when)
Lender forecloses on the Collateral and becomes the owner thereof.

     Section 18. Notice of Changes. Grantor will not change its name, corporate identity or taxpayer identification number in any manner unless it shall have given Lender at least five (5) days prior written notice thereof.

     Section 19.    Remedies upon Default.

          1. Sale. Upon the occurrence of an Event of Default, Lender may exercise all rights of a secured party under the UCC and other applicable law (including the Uniform Commercial Code as in effect  in  another  applicable jurisdiction) and,  in  addition,
Lender may, without being required to give any notice, except  as herein provided or as may be required by mandatory provisions  of law, sell the Collateral or any part thereof at public or private sale,  for cash, upon credit or for future delivery, and at  such price  or prices as Lender may deem satisfactory.  Lender may  be the  purchaser  of any or all of the Collateral so  sold  at  any public sale (or, if the Collateral is of a type customarily  sold in  a  recognized market or is of a type which is the subject  of widely  distributed  standard price quotations,  at  any  private sale).  Grantor will execute and deliver such documents and  take such other action as Lender deems necessary or advisable in order that any such sale may be made in compliance with law.  Upon  any such  sale  Lender  shall have the right to deliver,  assign  and
transfer  to the purchaser thereof the Collateral so sold.   Each
purchaser at any such sale shall hold the Collateral so  sold  to it  absolutely  and  free from any claim or right  of  whatsoever kind,  including  any  equity or right of redemption  of  Grantor which may be waived, and Grantor, to the extent permitted by law, hereby  specifically  waives all rights of  redemption,  stay  or appraisal which it has or may have under any law now existing  or
hereafter  adopted.   Grantor agrees that  ten  (10)  days  prior
written  notice  of  the time and place  of  any  sale  or  other
intended   disposition  of  any  of  the  Collateral  constitutes
"reasonable notification" within the meaning of Section 9-504(3) of the UCC, except that shorter notice or no notice shall be reasonable as to any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall
(1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consulted. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix in the notice or such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Lender may determine. Lender shall not be obligated to make any such sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

          2. Foreclosure. Instead of exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits at law or  in  equity to foreclose the Security Interests and  sell  the
Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.  FOR THE PURPOSES OF
LOUISIANA  EXECUTORY  PROCESS  PROCEDURES,  GRANTOR  DOES  HEREBY
CONFESS  JUDGMENT IN FAVOR OF LENDER FOR THE FULL AMOUNT  OF  THE
INDEBTEDNESS.  GRANTOR DOES BY THESE PRESENTS CONSENT, AGREE  AND
STIPULATE  THAT  UPON THE OCCURRENCE OF AN EVENT  OF  DEFAULT  IT
SHALL BE LAWFUL FOR LENDER, AND THE GRANTOR DOES HEREBY AUTHORIZE
LENDER, TO CAUSE ALL AND SINGULAR THE COLLATERAL TO BE SEIZED AND
SOLD  UNDER  EXECUTORY  OR  ORDINARY PROCESS,  AT  LENDER'S  SOLE
OPTION,  WITH OR WITHOUT APPRAISEMENT, APPRAISEMENT BEING  HEREBY
EXPRESSLY  WAIVED,  IN  ONE LOT AS AN  ENTIRETY  OR  IN  SEPARATE
PARCELS  AS  LENDER  MAY DETERMINE, TO THE  HIGHEST  BIDDER,  AND
OTHERWISE  EXERCISE  THE  RIGHTS, POWERS  AND  REMEDIES  AFFORDED
HEREIN  AND  UNDER  APPLICATION  LOUISIANA  LAW.   ANY  AND   ALL
DECLARATIONS OF FACT MADE BY AUTHENTIC ACT BEFORE A NOTARY PUBLIC
IN  THE PRESENCE OF TWO WITNESSES BY A PERSON DECLARING THAT SUCH
FACTS   LIE  WITHIN  HIS  KNOWLEDGE  SHALL  CONSTITUTE  AUTHENTIC
EVIDENCE  OF  SUCH   FACTS FOR THE PURPOSE OF EXECUTORY  PROCESS.
GRANTOR  HEREBY  WAIVES IN FAVOR OF LENDER: (A)  THE  BENEFIT  OF
APPRAISEMENT  AS  PROVIDED IN LOUISIANA CODE OF  CIVIL  PROCEDURE
ARTICLES 2332, 2336, 2723 AND 2724, AND ALL OTHER LAWS CONFERRING
THE  SAME;  (B)  THE  DEMAND AND THREE  DAYS  DELAY  ACCORDED  BY
LOUISIANA CODE OF CIVIL PROCEDURE ARTICLES 2639 AND 2721; (C) THE
NOTICE  OF  SEIZURE REQUIRED BY LOUISIANA CODE OF CIVIL PROCEDURE
ARTICLES  2293  AND  2721; (D) THE THREE DAYS DELAY  PROVIDED  BY
LOUISIANA  CODE OF CIVIL PROCEDURE ARTICLES 2331  AND  2722;  AND
(E)  THE  BENEFIT  OF THE OTHER PROVISIONS OF LOUISIANA  CODE  OF
CIVIL  PROCEDURE  ARTICLES 2331, 2722 AND 2723, NOT  SPECIFICALLY
MENTIONED ABOVE.

          3. Effect of Securities Laws. The Grantor recognizes that the Lender may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the
Securities  Act  of  1933,  as  amended,  and  applicable   state
securities  laws but may be compelled to resort to  one  or  more private  sales to a restricted group of purchasers  who  will  be obligated to agree, among other things, to acquire all or a  part of  the Collateral for their own account, for investment, and not with  a view to the distribution or resale thereof. If the Lender deems  it  advisable  to  do so for the foregoing  or  for  other reasons,  the  Lender  is  authorized to  limit  the  prospective bidders  on  or  purchasers of any of the Collateral  to  such  a restricted  group of purchasers and may cause  to  be  placed  on certificates  for any or all of the Collateral a  legend  to  the effect  that  such  security has not been  registered  under  the
Securities Act of 1933, as amended, and may not be disposed of in violation of the provision of said act, and to impose such  other limitations or conditions in connection with any such sale as the
Lender deems necessary or advisable in order to comply with  said
act   or   any  other  securities  or  other  laws.  The  Grantor
acknowledges and agrees that any private sale so made may  be  at prices  and on other terms less favorable to the seller  than  if such Collateral were sold at public sale and that the Lender  has no obligation to delay the sale of such Collateral for the period of  time  necessary to permit the registration of such Collateral for  public  sale under any securities laws. The  Grantor  agrees
that   a   private  sale  or  sales  made  under  the   foregoing
circumstances shall be deemed to have been made in a commercially reasonable manner. If any consent, approval, or authorization  of any  federal, state, municipal or other governmental  department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial sale or other disposition  of  the  Collateral, the Grantor  will  execute  all
applications  and  other  instruments  as  may  be  required   in
connection   with   securing  any  such  consent,   approval   or
authorization and will otherwise use its best efforts to secure same.

     Section 20. Limitation on Duty of Lender. Beyond the exercise of reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any broker or other agent or bailee selected by the Lender in good faith. The Lender shall be deemed to have exercised reasonable care with respect to any of the Collateral in its possession if the Lender takes such action for that purpose as the Grantor shall reasonably request in writing; but no failure to comply with any such request shall, of itself, be deemed a failure to exercise reasonable care.
Section 1.

     Section 21. Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Lender may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

     Section 22. Expenses. All sums incurred by the Lender in enforcing or protecting any of the rights or remedies under this Agreement, together with interest thereon until paid at the rate equal the then highest rate of interest charged on the principal of any of the Indebtedness plus one percent (1%), shall be additional Indebtedness hereunder and the Grantor agrees to pay all of the foregoing sums promptly on demand.

     Section 23. Termination. Upon the payment in full of the Indebtedness, this Agreement shall terminate. Upon request of the Grantor, the Lender shall deliver the remaining Collateral (if any) to the Grantor. Upon request of Grantor, Lender shall execute and deliver to Grantor at Grantor's expense such termination statements as Grantor may reasonably request to evidence such termination.

     Section 24. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served to the Grantor and the Lender shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Note.

     Section 25. Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 26. Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

     Section 27. Cumulative Rights. The rights and remedies of the Lender under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 28. Titles of Sections. All titles or headings to sections of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

     Section 29. Governing Law. This Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

     Section 30. Successors and Assigns. All covenants and agreements made by or on behalf of the Grantor in this Agreement shall bind Grantor's successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     Section 31. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Grantor and the Lender have caused this Agreement to be duly executed as of the date first above written.

WITNESSES:                    THE    EXPLORATION    COMPANY    OF
                              LOUISIANA, INC.


_________________________     By:___________________________________
Name:____________________        Name:______________________________
      (Please Print)             Title:_______________________________


_________________________
Name:____________________
        (Please Print)
                              LENDER:


_________________________     ______________________________________
Name:____________________          Mitch Leigh
        (Please Print)


_________________________
Name:____________________
        (Please Print)